                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       (Great Plains Energy Incorporated)
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                        GREAT PLAINS ENERGY INCORPORATED
                                  1201 WALNUT
                        KANSAS CITY, MISSOURI 64106-2124

                                                                  March 21, 2003

Dear Shareholder:

      We are pleased to invite you to the Annual Meeting of Shareholders of Great Plains Energy Incorporated (Great Plains Energy or the Company). The meeting will be held at 10:00 a.m. (Central Daylight Time) on Tuesday, May 6, 2003, at The Discovery Center, 4750 Troost, Kansas City, Missouri. At this meeting, you will be asked to elect ten directors and ratify and approve the appointment of independent auditors for 2003.

      We hope you and your guest will be able to attend the meeting. Registration and refreshments will be available starting at 9:00 a.m.

                                          Sincerely,

                                          /s/ BERNARD J. BEAUDOIN

                                          Bernard J. Beaudoin
                                          Chairman of the Board

                           [MAP TO DISCOVERY CENTER]

                        GREAT PLAINS ENERGY INCORPORATED
                                  1201 Walnut
                        Kansas City, Missouri 64106-2124

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

           Date:         Tuesday, May 6, 2003
           Time:         10:00 a.m. (Central Daylight Time)
           Place:        The Discovery Center
                         4750 Troost
                         Kansas City, Missouri

    (DIRECTIONS TO THE DISCOVERY CENTER CAN BE FOUND ON THE PRECEDING PAGE)

      The purposes of the Annual Meeting are to:

        1. Elect ten directors; and

        2. Ratify the appointment of independent auditors.

      Shareholders of record as of the close of business on February 26, 2003, are eligible to vote at this meeting.

Kansas City, Missouri
March 21, 2003

--------------------------------------------------------------------------------

      THE DISCOVERY CENTER IS ACCESSIBLE TO ALL SHAREHOLDERS. SHAREHOLDERS WITH SPECIAL ASSISTANCE NEEDS SHOULD CONTACT THE CORPORATE SECRETARY, GREAT PLAINS ENERGY INCORPORATED, 1201 WALNUT, KANSAS CITY, MISSOURI 64106-2124, NO LATER THAN FRIDAY, MAY 2, 2003.

--------------------------------------------------------------------------------

                                PROXY STATEMENT

      This proxy statement and accompanying proxy card are being mailed, beginning March 21, 2003, to owners of the common stock of Great Plains Energy for the solicitation of proxies by the Great Plains Energy Board of Directors ("Board") for the 2003 Annual Meeting of Shareholders. The Board encourages you to read this document carefully and take this opportunity to vote on the matters to be decided at the Annual Meeting.

--------------------------------------------------------------------------------

                       HOUSEHOLDING DISCLOSURE STATEMENT

      Great Plains Energy shareholders that share the same last name and household mailing address with multiple accounts will receive a "single" copy of shareholder documents (annual report, proxy statement, prospectus or other information statement) unless Great Plains Energy is instructed otherwise. Each registered shareholder will continue to receive a separate proxy card. Additional copies of these documents will be delivered promptly upon written request to the Corporate Secretary at 1201 Walnut, Kansas City, Missouri 64106-2124 or oral request by calling our toll-free number 1-800-245-5275. Shareholders that elect not to participate should contact Great Plains Energy in writing or by calling our toll-free number 1-800-245-5275 in the same manner.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    CONTENTS

                                                             Page
                                                             ----
Voting Procedures...........................................   1

Corporate Governance........................................   2

Election of Directors (Item 1 on Proxy Card)................   4

Security Ownership of Directors and Officers................   6

Executive Compensation......................................   7

Option/SAR Grants in the Last Fiscal Year...................   8

Aggregated Option/SAR Exercises in the Last Fiscal Year and
  Fiscal Year-End Option/SAR Values.........................   9

Great Plains Energy Pension Plans...........................   9

Great Plains Energy Severance Agreements....................  10

Certain Relationships and Related Transactions..............  11

Compensation Committee Report on Executive Compensation.....  12

Stock Performance Graph.....................................  14

Ratification of Appointment of Independent Auditors (Item 2
  on Proxy Card)............................................  15

Audit Committee Report......................................  16

Submission of Shareholder Proposals and Director
  Nominations...............................................  17

Other Business..............................................  18

Appendix A -- Audit Committee Charter.......................  19

                        Great Plains Energy Incorporated
                                  1201 Walnut
                        Kansas City, Missouri 64106-2124

--------------------------------------------------------------------------------

                               VOTING PROCEDURES

      YOUR VOTE IS VERY IMPORTANT. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time by:

      - written notice to the Corporate Secretary;
      - submission of a proxy bearing a later date; or
      - casting a ballot during the Annual Meeting proceedings.

Properly executed proxies received by the Corporate Secretary before the close of voting at the Annual Meeting will be voted according to the directions provided. If a proxy is returned without shareholder directions, the shares will be voted as recommended by the Board.

      WHO CAN VOTE? Shareholders who own shares of Great Plains Energy's common stock as of the close of business on February 26, 2003, are entitled to vote at the meeting or any postponements or adjournments. On that day, approximately 69,189,049 shares of common stock were eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

      Cumulative voting is allowed with respect to the election of directors. This means each shareholder has a total vote equal to the number of shares they own multiplied by the number of directors to be elected. These votes may be divided among all nominees equally or may be voted for one or more of the nominees either in equal or unequal amounts. If votes for a certain director nominee are withheld, those votes will be distributed equally among the remaining director nominees. Withholding authority to vote for all director nominees has the same effect as abstaining from voting for any director nominee. If no instructions are given, the shares will be voted equally for the election of all directors. The ten nominees with the highest number of votes will be elected.

      On all other matters, a majority of the votes present at the meeting is required for approval.

      HOW DO I VOTE? Other than by attending the Annual Meeting and voting in person, there are three ways registered shareholders may vote their shares:

                          - By Mail

                          - By Telephone

                          - By Internet

TO VOTE BY MAIL, simply mark, sign and date the proxy card and return it in the postage-paid envelope provided. TO VOTE BY TELEPHONE OR INTERNET, 24 hours a day, 7 days a week, refer to your proxy card for voting instructions. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. If you are an employee participating in Great Plains Energy's Employee Savings Plus Plan, you will receive separate instructions from the Plan's Trustee, UMB Bank, n.a., describing how to vote your shares.

      WHAT SHARES ARE INCLUDED ON THE PROXY CARD? The proxy card represents all the shares registered to your account including all shares held in your Great Plains Energy Dividend Reinvestment and Direct Stock Purchase Plan account.

      HOW ARE VOTES COUNTED? The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached.

      IS MY VOTE CONFIDENTIAL? Great Plains Energy has a policy of voting confidentiality. Proxies, ballots and voting tabulations are available for examination only by the independent Inspector of Election and Tabulators. Your vote will not be disclosed to the Board or management of Great Plains Energy except as may be required by law and in other limited circumstances.

      WHO WILL SOLICIT PROXIES? The cost of solicitation will be borne by Great Plains Energy. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of Great Plains Energy without additional compensation. Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained by Great Plains Energy to assist in the distribution of proxy materials and solicitation of votes for a fee of $6,500 plus reimbursement of out-of-pocket expenses.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

      Great Plains Energy's business, property and affairs are managed under the direction of the Board. This is in accordance with Missouri General Corporation Law and Great Plains Energy's Articles of Incorporation and By-Laws. Although directors are not involved in the day-to-day operating details, they are kept informed of Great Plains Energy's business through written reports and documents regularly provided to them. In addition, directors receive operating, financial and other reports presented by the Chairman and other officers of Great Plains Energy at Board and committee meetings.

      MEETINGS OF THE BOARD. The Board held seven meetings in 2002. Each of the incumbent directors attended at least 92% of the Board and committee meetings to which he or she was assigned.

      COMMITTEES OF THE BOARD. The Board's four standing committees are described below. Directors' committee memberships are included in their biographical information beginning on page 4.

             EXECUTIVE COMMITTEE - exercises the full power and authority of the Board to the extent permitted by Missouri law. The committee generally meets when action is necessary between scheduled Board meetings.

      The committee did not meet in 2002.

             AUDIT COMMITTEE - oversees the auditing, accounting and financial reporting of Great Plains Energy by:

           - monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;
           - monitoring the independence, qualifications and performance of the Company's independent auditors and internal auditing department; and
           - providing an avenue of communication among the independent auditors, management, internal auditing department and the Board.

      The Board has adopted a written charter for the committee which is attached as Appendix A.

      The committee held five meetings in 2002.

             COMPENSATION COMMITTEE - reviews and assists the Board in overseeing compensation matters, including:

           - aligning the interest of directors and executives with the interests of shareholders;
           - motivating performance in achievement of the Company's business objectives;
           - administering Great Plains Energy's incentive plans for senior officers; and
           - recommending compensation to be paid to Board members.

      The Board has adopted a written charter for the committee.

      The committee held three meetings in 2002.

             GOVERNANCE COMMITTEE - reviews and assists the Board with all corporate governance matters including:

           - monitoring the effectiveness of the Company and its subsidiaries in meeting overall objectives and goals of the organization;
           - developing and monitoring a set of appropriate corporate governance principles applicable to Great Plains Energy and its subsidiaries;
           - identifying individuals qualified to become board members; and
           - management succession planning.

      The Board has adopted a written charter for the committee.

      The committee held four meetings in 2002.

      DIRECTOR COMPENSATION. Compensation is paid to non-employee members of the Board. An annual retainer of $30,000 was paid in 2002 ($15,000 of which was used to acquire shares of Great Plains Energy common stock through Great Plains Energy's Dividend Reinvestment and Direct Stock Purchase Plan on behalf of each non-employee member of the Board). An additional retainer of $3,000 was paid to those non-employee directors serving as chair of a committee. Attendance fees of $1,000 for each Board meeting and $1,000 for each committee meeting attended were also paid in 2002. Directors may defer the receipt of all or part of the cash retainers and meeting fees.

      Great Plains Energy also provides life and medical insurance coverage for each non-employee member of the Board. The total premiums paid by Great Plains Energy for this coverage for all participating non-employee directors in 2002 was $18,362.40.

--------------------------------------------------------------------------------

                             ELECTION OF DIRECTORS
                              ITEM 1 ON PROXY CARD

      The Board will consist of ten members. The ten nominees have been recommended to the Board by the Governance Committee to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All of the directors elected during 2002 are listed below as nominees. Each nominee has consented to stand for election, and the Board does not anticipate any nominee will be unavailable to serve. In the event that one or more of the director nominees should become unavailable to serve at the time of the Annual Meeting, shares represented by proxy may be voted for the election of a nominee to be designated by the Board. Proxies cannot be voted for a greater number of persons than ten.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE LISTED NOMINEES.

Nominees for Directors
BERNARD J. BEAUDOIN                                            Director since 1999
Mr. Beaudoin, 62, is Chairman of the Board, President and Chief Executive Officer
of Great Plains Energy. He was elected Chairman of the Board and named Chief
Executive Officer of Great Plains Energy in 2001 and elected President in 1999.
Previously, he was President of KLT Inc., a wholly-owned subsidiary of Great
Plains Energy. Mr. Beaudoin served as a member of the Executive Committee during
2002.

DAVID L. BODDE                                                 Director since 1994
Dr. Bodde, 60, holds the Charles N. Kimball Chair in Technology and Innovation
(since 1996) at the Bloch School of Business, University of Missouri-Kansas City.
He serves on the board of The Commerce Funds. Dr. Bodde served as a member of the
Audit and Governance Committees during 2002.

MARK A. ERNST                                                  Director since 2000
Mr. Ernst, 44, is Chairman of the Board, President and Chief Executive Officer of
H&R Block, Inc., a provider of tax preparation, investment, mortgage and accounting services. He was elected Chairman of the Board in 2002, Chief Executive
Officer in 2001 and President in 1999. Previously, he was Chief Operating Officer
of the company. He also serves on the board of SCS Transportation. Mr. Ernst served on the Audit and Compensation Committees during 2002.

RANDALL C. FERGUSON, JR.                                       Director since 2002
Mr. Ferguson, 51, is the retired Senior Location Executive (1998-2003) for the IBM
Western Region. IBM is a leading creator and manufacturer of advanced information technologies, including computer systems, software, network systems, storage devices and microelectronics. Mr. Ferguson served on the Audit Committee during
2002.

WILLIAM K. HALL                                                Director since 2000
Mr. Hall, 59, is Chairman and Chief Executive Officer (since 2000) of Procyon
Technologies, Inc., a Chicago-based holding company with investments in the aerospace and defense industries. He was previously President and Chief Executive
Officer of Falcon Building Products, Inc. Mr. Hall serves on the boards of Actuant
Corporation, A. M. Castle & Co., GenCorp and Woodhead Industries. Mr. Hall served on the Compensation and Executive Committees during 2002.

LUIS A. JIMENEZ                                                Director since 2001
Mr. Jimenez, 58, is Senior Vice President and Chief Strategy Officer (since 2001)
of Pitney Bowes, Inc., a Fortune 300 provider of messaging solutions, office products and financial services. He served as Vice President, Global Growth and
Future Strategy (1999-2001). Previously, he was Vice President and Practice
Leader, Telecommunications and Media, Latin America, for Arthur D. Little, Inc.,
an international management consulting firm. Mr. Jimenez served on the Governance
Committee during 2002.

JAMES A. MITCHELL                                              Director since 2002
Mr. Mitchell, 61, is the Executive Fellow-Leadership (since 1999), at the Center for Ethical Business Cultures. He is the retired Executive Vice President of
Marketing and Products (1993-1999) of American Express Company. Mr. Mitchell
served on the Governance Committee during 2002.

WILLIAM C. NELSON                                              Director since 2000
Mr. Nelson, 65, is Chairman (since 2001) of George K. Baum Asset Management, an asset management advisor. He is the retired Chairman (1990-2000) of Bank of
America Midwest. He serves on the board of DST Systems. Mr. Nelson served on the
Audit and Compensation Committees during 2002.

LINDA H. TALBOTT                                               Director since 1983
Dr. Talbott, 62, is President (since 1975) of Talbott & Associates, international consultants in strategic planning, philanthropic management and development to foundations, corporations, and the nonprofit sector. She is Chairman of the Center for Philanthropic Leadership. Dr. Talbott served as a member of the Executive and
Governance Committees during 2002.

ROBERT H. WEST                                                 Director since 1980
Mr. West, 64, is the retired Chairman of the Board (1986-1999) of Butler
Manufacturing Company, a supplier of non-residential building systems, specialty components, and construction services. He serves on the boards of Astec
Industries, Inc., Burlington Northern Santa Fe Corporation and Commerce
Bancshares, Inc. Mr. West served as a member of the Audit, Executive and
Compensation Committees during 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table shows beneficial ownership of Great Plains Energy's common stock by the named executive officers, directors and all directors and officers as of January 31, 2003. The total of all shares owned by directors and officers represents less than one percent of the outstanding shares of Great Plains Energy's common stock. Management of Great Plains Energy has no knowledge of any person (as defined by the Securities and Exchange Commission) who owns beneficially more than 5% of Great Plains Energy common stock.

                                                                  Shares of
                                                                 Common Stock
                  Name of Beneficial Owner                    Beneficially Owned
                  ------------------------                    ------------------
NAMED EXECUTIVE OFFICERS
     Bernard J. Beaudoin                                             9,659 (1)(2)
     Andrea F. Bielsker                                              2,797 (1)
     William H. Downey                                               4,267 (1)
     Jeanie S. Latz                                                 16,268 (1)
     Douglas M. Morgan                                               3,397 (1)

OTHER DIRECTOR NOMINEES
     David L. Bodde                                                  6,593 (3)
     Mark A. Ernst                                                   5,414
     Randall C. Ferguson, Jr.                                        1,221
     William K. Hall                                                 8,491
     Luis A. Jimenez                                                 1,494
     James A. Mitchell                                               2,121
     William C. Nelson                                               1,796
     Linda H. Talbott                                                7,362
     Robert H. West                                                  5,249 (4)

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP
(25 persons)                                                       105,708 (1)

     --------------------
     (1) Includes shares held in the Great Plains Energy's Employee Savings Plus Plan and exercisable non-qualified stock option grants under the Long-Term Incentive Plan.
     (2) Includes 2,879 shares of restricted stock issued under the Long-Term Incentive Plan.
     (3) The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee's mother.
     (4) The nominee disclaims beneficial ownership of 1,000 shares reported and held by nominee's wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

      Due to travel, Mr. Mitchell's initial Form 3 was filed late.

      Mr. Orman's stock acquisition pursuant to the merger described under Certain Relationships and Related Transactions on page 11 herein was reported within two days on a Report on Form 8-K and on a timely Report on Form 5. A Form 4 was not filed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

      The following table contains executive compensation data for Great Plains Energy's Officers.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                   Long Term Compensation
                                        -------------------------------------   ------------------------------------
                                                                                          Awards             Payouts
                                                                                --------------------------   -------
                                                                 Other Annual   Restricted     Securities     LTIP
                                                                 Compensation      Stock       Underlying    Payouts
  Name and Principal Position    Year   Salary($)    Bonus($)       ($)(1)      Award(s)($)   Options/SARs     ($)
              (a)                (b)       (c)          (d)          (e)            (f)           (g)          (h)
  ---------------------------    ----   ----------   ---------   ------------   -----------   ------------   -------
Bernard J. Beaudoin
 Chairman of the Board,          2002    415,000      186,750                        0           55,000         0
 President and Chief             2001    400,000            0                        0           55,000         0
 Executive Officer               2000    325,000      162,535                        0                0         0


Andrea F. Bielsker
 Senior Vice President-Finance,  2002    200,000       60,000                        0           13,000         0
   Chief Financial Officer       2001    180,000            0                        0           13,000         0
   and Treasurer                 2000    140,000       63,991                        0                0         0


William H. Downey (3)            2002    260,000       78,000                        0           20,000         0
 Executive Vice President        2001    250,000            0                        0           20,000         0
                                 2000     65,000       54,000                        0                0         0


Jeanie Sell Latz                 2002    210,000       63,000                        0           13,000         0
 Executive Vice President-       2001    200,000            0                        0           13,000         0
 Corporate and Shared Services
   and Secretary                 2000    180,000       83,506                        0                0         0


Douglas M. Morgan                2002    190,000       38,000                        0           13,000         0
 Vice President-Information      2001    190,000            0                        0           13,000         0
 Technology and Support          2000    175,000       67,326                        0                0         0
 Services


                                    All Other
  Name and Principal Position    Compensation(2)
              (a)                      (i)
  ---------------------------    ---------------
Bernard J. Beaudoin
 Chairman of the Board,              51,486
 President and Chief                 36,971
 Executive Officer                   33,174

Andrea F. Bielsker
 Senior Vice President-Finance,      18,568
   Chief Financial Officer           15,565
   and Treasurer                     11,213

William H. Downey (3)                14,382
 Executive Vice President             5,645
                                        698

Jeanie Sell Latz                     29,353
 Executive Vice President-           27,056
 Corporate and Shared Services
   and Secretary                     19,121

Douglas M. Morgan                    22,537
 Vice President-Information          20,990
 Technology and Support              18,524
 Services

---------------

1. While the five named executive officers receive certain perquisites from the Company, such perquisites did not reach in any of the reported years the threshold for reporting of the lesser of either $50,000 or ten percent of salary and bonus set forth in the applicable rules of the Securities and Exchange.
2. For 2002, amounts include:
     * FLEX DOLLARS UNDER THE FLEXIBLE BENEFITS PLAN: Beaudoin -$18,310; Bielsker -$11,707; Downey -$3,867; Latz -$17,867; and Morgan -$17,037
     * DEFERRED FLEX DOLLARS: Beaudoin -$16,157; and Downey -$650
     * ABOVE-MARKET INTEREST PAID ON DEFERRED COMPENSATION: Beaudoin -$4,569; Bielsker -$862; Downey -$2,065; and Latz -$5,186
     * GREAT PLAINS ENERGY CONTRIBUTION UNDER THE GREAT PLAINS ENERGY EMPLOYEE SAVINGS PLUS PLAN: Beaudoin -$5,563; Bielsker -$5,521; Downey -$5,563; Latz -$5,533; and Morgan -$5,500
     * CONTRIBUTION TO DEFERRED COMPENSATION PLAN: Beaudoin -$6,887; Bielsker -$479; Downey -$2,237; and Latz -$767
3. Mr. Downey was employed as Executive Vice President-KCPL and President-KCPL Delivery effective September 25, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                Potential
                                                                             Realizable Value
                                                                                at Assumed
                                                                             Annual Rates of    Alternative
                                                                               Stock Price      to (f) and
                                                                             Appreciation For   (g): Grant
                            Individual Grants                                  Option Term      Date Value
--------------------------------------------------------------------------   ----------------   -----------
                                       Percent of
                        Number of        Total
                        Securities    Options/SARs   Exercise                                   Grant Date
                        Underlying     Granted to    or Base                                      Present
                       Options/SARs   Employees in    Price     Expiration                       Value ($)
        Name           Granted (#)    Fiscal Year     ($/Sh)       Date      5% ($)   10% ($)       (1)
         (a)               (b)            (c)          (d)         (e)        (f)       (g)         (f)
        ----           ------------   ------------   --------   ----------   ------   -------   -----------
Bernard J. Beaudoin       55,000          30.4%       $24.90    02-05-2012                       $173,173
Andrea F. Bielsker        13,000           7.2%       $24.90    02-05-2012                       $ 40,932
William H. Downey         20,000          11.0%       $24.90    02-05-2012                       $ 62,972
Jeanie S. Latz            13,000           7.2%       $24.90    02-05-2012                       $ 40,932
Douglas M. Morgan          6,000           3.3%       $24.90    02-05-2012                       $ 18,892

---------------

(1) The grant date valuation was calculated by using the binomial option pricing formula, a derivative of the Black-Scholes model. The underlying assumptions used to determine the present value of the option were as follows:

Annualized Stock Volatility:                                        27.503%
Time of Exercise (Option Term):                                    10 years
Risk Free Interest Rate:                                              4.57%
Exercise Price (Equal to the Fair Market Value):                     $24.90
Average Dividend Yield:                                               7.68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                          Number of Securities    Value of Unexercised In-
                                                         Underlying Unexercised          the-Money
                                                         Options/SARs at Fiscal    Options/SARs at Fiscal
                                                                Year End                  Year End
                                  Shares                          (#)                       ($)
                                Acquired on    Value     ----------------------   ------------------------
                                 Exercise     Realized        Exercisable/              Exercisable/
             Name                   (#)         ($)          Unexercisable            Unexercisable(1)
              (a)                   (b)         (c)               (d)                       (e)
             ----               -----------   --------   ----------------------   ------------------------
Bernard J. Beaudoin                  0           0                0/110,000                    0/0
Andrea F. Bielsker                   0           0                0/ 26,000                    0/0
William H. Downey                    0           0                0/ 40,000                    0/0
Jeanie S. Latz                       0           0           12,000/ 26,000               $9,020/0
Douglas M. Morgan                    0           0            3,000/ 12,000                    0/0

---------------

(1) All unexercisable options were out-of-the money on December 31, 2002.

--------------------------------------------------------------------------------

                       GREAT PLAINS ENERGY PENSION PLANS

      Great Plains Energy has a non-contributory pension plan (the "Great Plains Energy Pension Plan") for its management employees providing for benefits upon retirement, normally at age 65. In addition, a supplemental retirement benefit is provided for executive officers. The following table shows examples of single life option pension benefits (including unfunded supplemental retirement benefits) payable upon retirement at age 65 to the named executive officers:

                                            Annual Pension for
      Average Annual Base               Years of Service Indicated
      Salary for Highest         ----------------------------------------
           36 Months               15        20        25      30 or more
      -------------------        -------   -------   -------   ----------
            150,000               45,000    60,000    75,000     90,000
            200,000               60,000    80,000   100,000    120,000
            250,000               75,000   100,000   125,000    150,000
            300,000               90,000   120,000   150,000    180,000
            350,000              105,000   140,000   175,000    210,000
            400,000              120,000   160,000   200,000    240,000
            450,000              135,000   180,000   225,000    270,000
            500,000              150,000   200,000   250,000    300,000

      Each eligible employee with 30 or more years of credited service, or whose age and years of service add up to 85, is entitled to a total monthly annuity equal to 50% of their average base monthly salary for the period of 36 consecutive months in which their earnings were highest. The monthly annuity will be proportionately reduced if their years of credited service are less than 30 or do not add up to 85. The compensation covered by the Great Plains Energy Pension Plan -- base monthly salary -- excludes any bonuses and other compensation. The Great Plains Energy

Pension Plan provides that pension amounts are not reduced by Social Security benefits. The estimated credited years of service for the named executive officers in the Summary Compensation table are as follows:

                              Credited
        Officer           Years of Service
------------------------  ----------------
Bernard J. Beaudoin           22 years
Andrea F. Bielsker            18 years
William H. Downey              2 years
Jeanie S. Latz                22 years
Douglas M. Morgan             24 years

      Eligibility for supplemental retirement benefits is limited to executive officers selected by the Compensation Committee of the Board; all the named executive officers are participants. The total retirement benefit payable at the normal retirement date is equal to 2% of highest average earnings, as shown above, for each year of credited service up to 30 (maximum of 60% of highest average earnings). The actual retirement benefit paid equals the target retirement benefit less retirement benefits payable under the management pension plan. A liability accrues each year to cover the estimated cost of future supplemental benefits.

      The Internal Revenue Code imposes certain limitations on pensions that may be paid under tax qualified pension plans. In addition to the supplemental retirement benefits, the amount by which pension benefits exceed the limitations will be paid outside the qualified plan and accounted for by Great Plains Energy as an operating expense.

--------------------------------------------------------------------------------

                    GREAT PLAINS ENERGY SEVERANCE AGREEMENTS

      Great Plains Energy has severance agreements ("Severance Agreements") with certain of its executive officers, including the named executives, to ensure their continued service and dedication to and their objectivity in considering on behalf of Great Plains Energy any transaction that would change the control of the Company. Under the Severance Agreements, an executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits during the three-year period after a Change in Control (or, if later, the three-year period following the consummation of a transaction approved by Great Plains Energy's shareholders constituting a Change in Control) if the officer's employment was terminated by:

      - Great Plains Energy other than for cause or upon death or disability;
      - the executive officer for "Good Reason" (as defined in the Severance Agreements); and
      - the executive officer for any reason during a 30-day period commencing one year after the Change in Control or, if later, commencing one year following consummation of a transaction approved by Great Plains Energy's shareholders constituting a change in control (a "Qualifying Termination").

      A Change in Control is defined as:

      - an acquisition by a person or group of 20% or more of the Great Plains Energy common stock (other than an acquisition from or by Great Plains Energy or by a Great Plains Energy benefit plan);
      - a change in a majority of the Board; and

      - approval by the shareholders of a reorganization, merger or consolidation (unless shareholders receive 60% or more of the stock of the surviving Company) or a liquidation, dissolution or sale of substantially all of Great Plains Energy's assets.

      Upon a Qualifying Termination, Great Plains Energy must make a lump-sum cash payment to the executive officer of:

      - the officer's base salary through the date of termination;
      - a pro-rated bonus based upon the average of the bonuses paid to the officer for the last five fiscal years;
      - any accrued vacation pay;
      - two or three times the officer's highest base salary during the prior 12 months;
      - two or three times the average of the bonuses paid to the officer for the last five fiscal years;
      - the actuarial equivalent of the excess of the officer's accrued pension benefits including supplemental retirement benefits computed without reduction for early retirement and including two or three additional years of benefit accrual service, over the officer's vested accrued pension benefits; and
      - the value of any unvested Great Plains Energy contributions for the benefit of the officer under the Great Plains Energy Employee Savings Plus Plan.

      In addition, Great Plains Energy must offer health, disability and life insurance plan coverage to the officer and his dependents on the same terms and conditions that existed immediately prior to the Qualifying Termination for two or three years, or, if earlier, until the executive officer is covered by equivalent plan benefits. Great Plains Energy must make certain "gross-up" payments regarding tax obligations relating to payments under the Severance Agreements as well as provide reimbursement of certain expenses relating to possible disputes that might arise.

      Payments and other benefits under the Severance Agreements are in addition to balances due under the Great Plains Energy Long-Term Incentive Plan and Annual Incentive Plan. Upon a Change in Control (as defined in the Great Plains Energy Long-Term Incentive Plan), all stock options granted in tandem with limited stock appreciation rights will be automatically exercised.

--------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On November 7, 2002, Innovative Energy Consultants Inc., a wholly-owned subsidiary of Great Plains Energy, merged with Environmental Lighting Concepts, Inc., with Innovative Energy Consultants continuing as the surviving corporation and a wholly-owned subsidiary of Great Plains Energy. At the time of the merger, Gregory J. Orman was Executive Vice President-Corporate Development and Strategic Planning of Great Plains Energy and owned approximately 67% of the stock of Environmental Lighting Concepts. Environmental Lighting Concepts' only significant asset was a 5.8% indirect ownership interest in Strategic Energy, L.L.C., an indirect subsidiary of Great Plains Energy, and the merger increased Great Plains Energy's indirect ownership in Strategic Energy, L.L.C. from approximately 83% to approximately 89%. On the date of the merger, Mr. Orman received $10.07 million from Great Plains Energy for his interest in Environmental Lighting Concepts in the form of 258,917 shares of Great Plains Energy common stock, valued at $5.34 million, and a short-term note for $4.73 million which was subsequently paid on January 2, 2003.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Great Plains Energy is composed of four independent directors. The Compensation Committee recommends to the Board the executive compensation structure and administers the policies and plans that govern compensation for the executive officers of Great Plains Energy. Executive compensation is consistent with the Great Plains Energy total remuneration philosophy which provides:

        Given Great Plains Energy's strategies in the competitive and demanding energy marketplace, attracting and retaining talent is a top priority. Great Plains Energy is committed to establishing total remuneration levels which are performance-based, competitive with the energy or utility market for jobs of similar scope to enable the organization to recruit and retain talented personnel at all levels in a dynamic and complex marketplace. This will be established through base salary, benefits and performance-based annual and long-term incentives. The incentive targets will be consistent with current trends in the energy or utility sector and the incentive measures will be appropriately tied to shareholder and customer interests.

      The Compensation Committee has not adopted a policy concerning the Internal Revenue Services' rules on the deductibility of compensation in excess of $1,000,000.

BASE SALARIES

      The Compensation Committee reviews executive officer salaries regularly, at least once every twelve months, and makes adjustments as warranted. The Compensation Committee also compares annually executive compensation with national compensation surveys. Base salaries were established for 2002 on the basis of:

      - job responsibilities and complexity;
      - individual performance under established guidelines;
      - competitiveness for comparable positions in companies of similar size within the industry; and
      - sustained performance of Great Plains Energy.

ANNUAL INCENTIVES

      Under the Great Plains Energy Annual Incentive Plan in 2002 (the "Plan"), executives received incentive compensation based upon the achievement of a specific corporate performance target based on Economic Value Added (EVA(R)(1)). Under the Plan, when shareholder value is increased by the amount of the annual EVA(R) goal, bonuses are paid at a target level that varies to reflect a participant's level of responsibility. A minimum level of EVA(R) improvement has to be achieved before any bonus is awarded. EVA(R) improvement above the annual goal results in payouts above the target level. In 2002, the EVA(R) goal was met and bonuses were earned at the target level in the amounts set forth in the Summary Compensation Table.

---------------

(1) EVA(R) is a registered trademark of Stern Stewart & Co. in the United States of America, France, the United Kingdom, Canada, Australia and Mexico.

LONG-TERM INCENTIVE PLAN

      The Great Plains Energy Long-Term Incentive Plan, as approved by the shareholders in May 2002, provides for grants by the Compensation Committee of stock options, restricted stock, performance shares and other stock-based awards. The Compensation Committee believes that equity interests in Great Plains Energy by its executive officers more closely aligns the interests of management with shareholders and has established stock ownership guidelines for executive officers based on their level within the organization. Compliance with these guidelines is taken into consideration in determining grants under the Long-Term Incentive Plan. Stock options were granted in 2002 in the amounts set forth in the Summary Compensation Table. The stock options were granted at an exercise price equal to the fair market value on the date of issuance.

CHIEF EXECUTIVE OFFICER

      In determining the base salary for Bernard J. Beaudoin, the Chairman of the Board, President and Chief Executive Officer in 2002, the Compensation Committee considered:

      - financial performance of Great Plains Energy;
      - cost and quality of services provided;
      - leadership in enhancing the long-term value of Great Plains Energy; and
      - relevant salary data including information supplied by the Edison Electric Institute (EEI).

      Incentive awards to Mr. Beaudoin in 2002 under the Annual Incentive Plan and Long-Term Incentive Plan were determined in the same manner as other executive officers.

                                          COMPENSATION COMMITTEE
                                            William C. Nelson (Chairman)
                                            Mark A. Ernst
                                            William K. Hall
                                            Robert H. West

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            STOCK PERFORMANCE GRAPH

                    COMPARISON OF CUMULATIVE TOTAL RETURNS*
               GREAT PLAINS ENERGY, S&P 500 INDEX, AND EEI INDEX
[performance graph]

                                                   GREAT PLAINS ENERGY               S&P 500                    EEI INDEX
                                                   -------------------               -------                    ---------
1997                                                     100.00                      100.00                      100.00
1998                                                     106.00                      129.00                      114.00
1999                                                      84.00                      156.00                       93.00
2000                                                     112.00                      141.00                      137.00
2001                                                     110.00                      125.00                      125.00
2002                                                     107.00                       97.00                      107.00

                         FISCAL YEAR ENDED DECEMBER 31

* Total return assumes reinvestment of dividends.

  Assumes $100 invested on December 31, 1997, in Company common stock, S&P 500 Index, and EEI Index

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                              ITEM 2 ON PROXY CARD

      Deloitte & Touche LLP, who acted as Great Plains Energy's independent auditors in 2002, has, upon recommendation of the Audit Committee, been selected and appointed by the Board of Directors to audit and certify the financial statements for 2003, subject to ratification and approval by the shareholders of the Company.

      The services of PricewaterhouseCoopers LLP as independent auditors prior to 2002, were discontinued effective February 8, 2002. PricewaterhouseCoopers LLP's reports on the financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      Great Plains Energy's Board of Directors, upon recommendation of the Board's Audit Committee, proposed the change in independent auditors to Deloitte & Touche LLP. In connection with the audits of the two years ended December 31, 2000 and December 31, 2001, and the subsequent period, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused PricewaterhouseCoopers LLP to make references thereto in connection with its report.

      Representatives from Deloitte & Touche LLP are expected to be present at Great Plains Energy's Annual Meeting, with the opportunity to make statements if they desire to do so, and are expected to be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the shares of common stock of the Company present and entitled to vote at the meeting is required for the approval of this proposal to ratify and approve the appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP, the selection of independent public auditors will be reconsidered by the Board.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

      The Audit Committee is comprised of five independent directors and in connection with its function to oversee and monitor the financial reporting process of Great Plains Energy, the Audit Committee has done, among other things, the following:

      - reviewed and discussed the audited financial statements with management;
      - discussed with Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 2002, the matters required to be discussed by Statement on Auditing Standards No. 61;
      - discussed with Deloitte & Touche LLP, the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by Independence Standards Board Standard No. 1; and
      - considered whether the non-audit services in the categories below were compatible with maintaining the principal auditor's independence.

          - AUDIT FEES -- $290,000 aggregate fees for professional services rendered for the 2002 audit and review of the financial statements included in Great Plains Energy's quarterly reports on Form 10-Q for 2002.
          - FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -- $0
          - ALL OTHER FEES
           - AUDIT-RELATED FEES -- $313,100 aggregate fees for comfort letters, consents, accounting research and employee benefit plan audits.
           - TAX FEES -- $69,797 aggregate fees for tax compliance, consultation and planning.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                           Mark A. Ernst (Chairman)
                                           David L. Bodde
                                           Randall C. Ferguson, Jr.
                                           William C. Nelson
                                           Robert H. West

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    SUBMISSION OF SHAREHOLDER PROPOSALS AND
                              DIRECTOR NOMINATIONS

     SHAREHOLDER PROPOSALS

      Shareholders wishing to have a proposal included in the proxy statement for the Annual Meeting in 2004 must submit a written proposal to the Corporate Secretary by November 22, 2003. Securities and Exchange Commission rules set standards for shareholder proposal requirements to be included in a proxy statement.

      If a shareholder intends to bring a matter before a shareholder meeting, other than by submitting a proposal for inclusion in Great Plains Energy's proxy statement for that meeting, Great Plains Energy's By-Laws require the shareholder to give Great Plains Energy notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the earlier of the date of the mailing of the notice of the meeting or the date in which public disclosure of the meeting date was made.

      To be in proper written form, a shareholder's notice must set forth as to each matter the shareholder proposes to bring before the shareholder meeting:

      - a brief description of the business to be brought before the shareholder meeting and the reasons for conducting the business at the shareholder meeting;
      - the shareholder's name and record address;
      - class or series and number of shares of Great Plains Energy stock the shareholder owns beneficially or of record;
      - a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business by the shareholder, and any material interest of the shareholder in such business; and
      - the shareholder's representation that they intend to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     DIRECTOR NOMINATIONS

      Great Plains Energy's By-Laws also require shareholders wishing to make a director nomination at an annual shareholder meeting give Great Plains Energy notice at least 60 days, but no more than 90 days, prior to the date of the shareholder meeting. If Great Plains Energy gives shareholders less than 70 days' notice of a shareholder meeting date, the shareholder's notice must be received by the Corporate Secretary no later than the close of business on the tenth (10) day following the earlier of the date of mailing of the notice of the meeting or the date on which public disclosure of the meeting was made.

      For a director nominee election to be in proper written form, a shareholder's notice to the Corporate Secretary must include:

      the shareholder's

          - name and shareholder record; and
          - class or series of Great Plains Energy stock and number of shares beneficially held;

                                      and
      the nominee's

          - name, age, business address and residence address;
          - principal occupation or employment;
          - class or series of Great Plains Energy stock and number of shares owned beneficially; and
          - written consent of the nominee to serve as a director, if elected.

      The notice must also provide:

          - a description of all arrangements or understandings between the shareholder and the nominee;
          - a representation that the shareholder intends to appear in person or by proxy at the shareholders' meeting to nominate the nominee; and
          - any other information relating to the shareholder and the nominee that is required to be reported in a proxy statement or other filings as required by Securities and Exchange Commission rules.

      No person shall be eligible for election as a director unless nominated according to procedures in Great Plains Energy's By-Laws as described above. Shareholders may request a copy of the By-Laws by contacting the Corporate Secretary, Great Plains Energy Incorporated, 1201 Walnut, Kansas City, Missouri 64106-2124.

--------------------------------------------------------------------------------

                                 OTHER BUSINESS

      Great Plains Energy is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the persons named in the accompanying proxy will vote the shares they represent according to their judgment.

                                          By Order of the Board of Directors

                                          /s/ Jeanie Sell Latz

                                          Jeanie Sell Latz
                                          Executive Vice President-Corporate and
                                          Shared Services and Corporate
                                          Secretary

Kansas City, Missouri
March 21, 2003

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                        GREAT PLAINS ENERGY INCORPORATED

                                AUDIT COMMITTEE

                             REVISED MARCH 4, 2003

I.   PURPOSE

     There shall be an Audit Committee whose members shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

     The Audit Committee's primary purposes are to:

          - Monitor the integrity of the Company's financial statements including the reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance.
          - Review the independence, qualifications and performance of the Company's independent auditors and internal auditing department.
          - Provide an avenue of communication among the independent auditors, management, internal auditing department and the Board.
          - Review and approve the report required by the Securities and Exchange Commission for the Company's proxy statement.

     The Audit Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   ORGANIZATION

     The Audit Committee shall comply with all rules and requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission
     (SEC). The Audit Committee shall be composed of three or more directors, each of whom shall meet the independence and experience requirements of the NYSE and the SEC. At least one member of the Audit Committee shall be a financial expert as defined in the SEC rules. The Audit Committee shall be appointed by the Board on recommendation of the Governance Committee. Directors' fees are the only compensation an Audit Committee member may receive from the Company.

     The Audit Committee shall meet at least four times annually, or more frequently as the Audit Committee may determine is appropriate. The Audit Committee should meet separately at least quarterly with management, the manager of internal auditing, the independent auditors and as an Audit Committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed. The Audit Committee may delegate duties and responsibilities to a subcommittee of its members.

III.  DUTIES AND RESPONSIBILITIES

    REVIEW PROCEDURES

      1. Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to the Board for approval and have the document published in accordance with the NYSE and SEC rules and regulations.

      2. Review major proposed changes to the Company's auditing and accounting principles and practices as recommended by the independent auditors, internal auditors or management and as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory bodies.

      3. Consider and review with the independent auditors and management the adequacy of the Company's disclosure controls and procedures and internal controls.

      4. Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements prior to filing or distribution, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations". Discuss any items required to be communicated by the independent auditors in accordance with SAS 61.

      5. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

      6. Review and discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as accruals, reserves, estimates and off-balance sheet structures on the financial statements.

      7. Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical and any significant changes in the accounting policies of the Company.

      8. Review and discuss with management earnings press releases as well as earnings guidance prior to their release.

     INDEPENDENT AUDITORS

      9. Recommend to the Board the retention or termination of the independent auditors who are accountable to the Audit Committee and the Board and pre-approve any significant non-auditor relationship with the independent auditors.

     10.  Approve all fees to be paid to the independent auditors.

     11. Review and discuss at least annually with the independent auditors a written report setting forth (i) all relationships they have with the Company that could impair the independent auditors independence; (ii) the firm's internal quality-control procedures; (iii) any material issues raised by the most recent internal quality-control review or peer review of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issue.

     12. Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     13. Discuss the results of the audit with the independent auditors prior to releasing the year-end earnings. Discuss certain matters required to be communicated to the Audit Committee in accordance with SAS 61.

     14. Review with the independent auditors any audit problems or difficulties and management's response. Resolve disagreements between the independent auditors and management regarding financial reporting.

     15. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

     16. Review and approve annually the internal audit department's audit plan.

     17. Review the appointment, performance and replacement of the manager of internal audit.

     18.  Review significant internal audit findings and recommendations.

     19. Review with the Company's counsel, on at least a quarterly basis, any legal matters that could have a significant impact on the organization's financial statements.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     20.  Review with management tax reserves related to open tax years.

     21. Annually prepare a report to shareholders as required by the SEC to be included in the Company's annual proxy statement.

     22. Review and discuss policies with respect to risk assessment and risk management.

     23. Review periodically the Company's Code of Business Conduct and Ethics and ensure that management has established an appropriate system to enforce this Code.

     24. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters.

     25. Annually perform a self-assessment of the Audit Committee's performance.

     26. Review financial and accounting personnel succession planning within the Company.

     27. Review periodically policies and procedures, as well as audit results, associated with directors' and officers' expense accounts and perquisites.

     28. Review annually a summary of directors' and officers' related party transactions and potential conflicts of interest.

     29. Assess periodically, in executive session, management's effectiveness and the performance of the internal audit department.

     30. Approve all hiring of any current or former employees of the independent auditors.

     31. Review potential actions and other transactions to assess potential conflict of interest of management or others involved in such action or transactions.

     32. Maintain minutes of meetings and report to the Board on significant results of the foregoing activities.

     33.  Report all significant actions and findings to the Board.

     34. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

                        GREAT PLAINS ENERGY INCORPORATED
                  P.O. Box 418679, Kansas City, Missouri 64141


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                MEETING OF SHAREHOLDERS ON TUESDAY, MAY 6, 2003

           The Board of Directors recommends a vote FOR Items 1 and 2.

The undersigned hereby appoints B. J. Beaudoin, A. F. Bielsker, and J. S. Latz, and each or any of them, proxies for the undersigned with power of substitution, to vote all the shares of common stock of Great Plains Energy Incorporated that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 6, 2003, and any adjournment or postponement thereof, upon the matters set forth on the reverse side, and in their discretion upon such other matters as may properly come before the meeting.

This Proxy, if signed and returned, will be voted as directed on the reverse side. If this card is signed and returned without direction, such shares will be voted FOR the proposals.


--------------------------------------------------------------------------------
Please sign exact1y as your name(s) appear(s) on the reverse side of this card. If your shares are held jointly, any one of the joint owners may sign.

Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should indicate the capacity in which they are signing.
--------------------------------------------------------------------------------



PLEASE NOTE ADDRESS CHANGES HERE

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



                            - FOLD AND DETACH HERE -




                             YOUR VOTE IS IMPORTANT!

             IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT RETURN
                                YOUR PROXY CARD.


                                     VOTE BY
                         TELEPHONE *** INTERNET *** MAIL
                         24 hours a day -- 7 days a week



            TELEPHONE
         1-800-758-6973                                   INTERNET
           (TOLL FREE)                          http://www.eproxyvote.com/gxp                                MAIL
-    USE ANY TOUCH TONE TELEPHONE               -   GO TO THE WEBSITE ADDRESS                   -   MARK, SIGN AND DATE THE
                                                    INDICATED ABOVE                                 PROXY CARD ON THE REVERSE
                                                                                                    SIDE

-    HAVE THIS PROXY CARD IN HAND               -   HAVE THIS PROXY CARD IN                     -   DETACH THE PROXY CARD
                                                    HAND

-    ENTER THE CONTROL NUMBER LOCATED           -   ENTER THE CONTROL NUMBER                    -   RETURN THE PROXY CARD IN
     ON THE REVERSE SIDE OF THIS CARD               LOCATED ON THE REVERSE                          THE POSTAGE-PAID ENVELOPE
     WHEN PROMPTED                                  SIDE OF THIS CARD                               PROVIDED

-    FOLLOW THE RECORDED INSTRUCTIONS           -   FOLLOW THE INSTRUCTIONS
                                                    ON THE SCREEN

PROXY CARD 2003 GXP

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-----------------------------------
 GREAT PLAINS ENERGY INCORPORATED
-----------------------------------

The Board of Directors recommends a
vote FOR Items 1 and 2.





CONTROL NUMBER:








Please be sure to sign and date this Proxy.          Date:
------------------------------------------------------------------------

------------------------------------------------------------------------
         Shareholder signature                    Co-owner signature



                                                                         For All
                                                  For      Withhold      Except
1.  Election of Directors - Nominees              [ ]      [ ]           [ ]
   (01) B.J. Beaudoin   (02) D.L. Bodde
   (03) M.A. Ernst      (04) R. C. Ferguson Jr.
   (05) W.K. Hall        (06) L.A. Jimenez
   (07) J. A. Mitchell   (08) W.C. Nelson
   (09) L.H. Talbott     (10) R.H. West

   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(s) OF THE NOMINEE(s). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(s).

                                                 For      Against       Abstain
2.  Appointment of Deloitte & Touche LLP as      [ ]      [ ]           [ ]
    independent auditors for 2003.

Mark the box at the right if your address has changed and note the [ ] change(s) in the space provided on the reverse side of this card.



                            - FOLD AND DETACH HERE -


                             THANK YOU FOR VOTING!


                        GREAT PLAINS ENERGY INCORPORATED
                         Annual Meeting of Shareholders
                                   May 6, 2003
                        10:00 a.m. Central Daylight Time
                                Discovery Center
                                   4750 Troost
                              Kansas City, MO 64110


PROXY CARD 2003 GXP